UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2016

Western Digital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Michelson Drive, Suite 100 Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

(949) 672-7000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 13, 2016, Western Digital Corporation (“Western Digital”) issued $3.35 billion aggregate principal amount of its 10.500% senior unsecured notes due 2024 (the “Senior Unsecured Notes”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Western Digital plans to file a Registration Statement on Form S-4 relating to an offer to exchange the Senior Unsecured Notes for new $3.35 billion aggregate principal amount of 10.500% senior notes due 2024 that will be registered under the Securities Act (the “Exchange Notes”).

In connection with the Registration Statement on Form S-4, Western Digital is filing this Current Report on Form 8-K for the purpose of including certain condensed consolidating financial information regarding the issuer, the guarantor subsidiaries and the non-guarantor subsidiaries of the Senior Unsecured Notes and the Exchange Notes required by Rule 3-10(f) of Regulation S-X, as well as the unaudited pro forma condensed combined statement of income for the fiscal year ended July 1, 2016 giving effect to Western Digital’s acquisition of SanDisk Corporation (“SanDisk”).

To provide the condensed consolidating financial information, Western Digital has updated (a) the audited consolidated financial statements in Item 8, “Financial Statements and Supplementary Data,” included in Western Digital’s Annual Report on Form 10-K for the fiscal year ended July 1, 2016, filed with the Securities and Exchange Commission (the “SEC”) on August 29, 2016, to include Note 20, “Separate Financial Information of Guarantor Subsidiaries” (the “Updated 2016 Financial Statements”) and (b) the unaudited condensed consolidated financial statements in Item 1 of Part I, “Financial Information,” included in Western Digital’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, filed with the SEC on November 8, 2016, to include Note 16, “Separate Financial Information of Guarantor Subsidiaries” (the “Updated 2016 Quarterly Financial Statements”). This updated information summarizes financial information for Western Digital, Western Digital’s guarantor subsidiaries on a combined basis and Western Digital’s non-guarantor subsidiaries on a combined basis.

The Updated 2016 Financial Statements and Updated 2016 Quarterly Financial Statements are set forth as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and will be incorporated by reference in the Registration Statement on Form S-4. Information included in the Updated 2016 Financial Statements and Updated 2016 Quarterly Financial Statements not affected by this Current Report on Form 8-K remains unchanged and reflects the disclosures made at the time of filing. Accordingly, this Current Report on Form 8-K should only be read in conjunction with the other information that Western Digital has filed with the SEC since Western Digital originally filed its 2016 Annual Report on Form 10-K on August 29, 2016 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 on November 8, 2016.

The unaudited pro forma condensed combined statement of income of Western Digital for the fiscal year ended July 1, 2016 giving effect to the SanDisk acquisition is set forth as Exhibit 99.3 to this Current Report on Form 8-K and will be incorporated by reference in the Registration Statement on Form S-4.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information

Exhibit 99.3 to this report presents the unaudited pro forma condensed combined statement of income of Western Digital for the fiscal year ended July 1, 2016 giving effect to the SanDisk acquisition.

(d)	Exhibits

23.1 Consent of KPMG LLP, independent registered public accounting firm for Western Digital.
99.1 Updated Item 8. Financial Statements and Supplementary Data in the Fiscal Year 2016 Form 10-K.
99.2 Updated Item 1. Financial Statements in the First Quarter 2017 Form 10-Q.
99.3 Unaudited Pro Forma Condensed Combined Statement of Income for Fiscal Year 2016 giving effect to the SanDisk acquisition.

101.INS XBRL Instance Document.
101.SCH XBRL Taxonomy Extension Schema Document.
101.CAL XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB XBRL Taxonomy Extension Label Linkbase Document.
101.PRE XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF XBRL Taxonomy Extension Definition Linkbase Document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN DIGITAL CORPORATION

By:	/s/ MICHAEL C. RAY
Michael C. Ray
Executive Vice President, Chief Legal Officer and Secretary
Date: December 21, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1 Consent of KPMG LLP, independent registered public accounting firm for Western Digital.
99.1 Updated Item 8. Financial Statements and Supplementary Data in the Fiscal Year 2016 Form 10-K.
99.2 Updated Item 1. Financial Statements in the First Quarter 2017 Form 10-Q.
99.3 Unaudited Pro Forma Condensed Combined Statement of Income for Fiscal Year 2016 giving effect to the SanDisk acquisition.

101.INS XBRL Instance Document.
101.SCH XBRL Taxonomy Extension Schema Document.
101.CAL XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB XBRL Taxonomy Extension Label Linkbase Document.
101.PRE XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF XBRL Taxonomy Extension Definition Linkbase Document.